Summary Prospectus
January 31, 2018
Share Class | Ticker	T | FGTTX

Federated Global Allocation Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2018, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide relative safety of capital with the possibility of long-term growth of capital and income by investing in a diversified mix of various asset classes. Consideration is also given to current income.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Fund Summary Information
Federated Global Allocation Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Class T Shares (T) of the Fund.
Shareholder Fees (fees paid directly from your investment)	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.62%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.34%
Fee Waivers and/or Expense Reimbursements[2]	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.16%
1	Because the Fund's T Shares have not yet commenced operations, “Other Expenses” are based on estimated amounts for the current fiscal year.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, line of credit expenses, interest expense, dividends and other expenses related to short sales, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's T class (after the voluntary waivers and/or reimbursements) will not exceed 1.14% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$383
3 Years	$664
5 Years	$966
10 Years	$1,822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
During normal market conditions, the Fund's investment adviser or sub-adviser (as applicable, the “Adviser”) anticipates that the Fund will invest in a diversified mix of various asset classes, which may include, but are not limited to, equity and fixed-income investments, in any proportion. The Fund's asset mix will change based upon the Adviser's view of economic and market conditions. The Fund will generally allocate a substantial amount of its total assets (approximately 40% or more–unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) to non-U.S. investments. The Fund will allocate its assets among various regions and countries, including the United States, but in no fewer than three different countries. The Adviser utilizes proprietary quantitative models based on market and economic factors to guide certain of its asset allocation decisions.
With regard to the portion of the Fund allocated to equity securities, the Adviser may allocate relatively more of the Fund's assets, based upon its view of economic and market conditions, to securities with exposure to a particular sector, country or region, to securities chosen using a particular style of investing (e.g., growth or value) or to securities with a particular market capitalization (e.g., small, medium or large).
When selecting individual equity securities (whether foreign or domestic) in which to invest, the Adviser focuses primarily on securities of companies that collectively provide the Fund with the region, country, sector, style and size exposures the Adviser is targeting. The Adviser also considers other security-specific factors that it expects to generate relatively better performance within the stock portfolio. Such factors include valuation, profitability, growth expectations, market sentiment and price behavior.

The fixed-income asset classes in which the Fund may invest include domestic debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities (MBS). The Fund may also invest in non-U.S. dollar and dollar denominated fixed-income securities of foreign governments and their agencies or foreign corporations. The Fund may invest in securities of issuers in both developed and emerging market countries. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar-denominated, fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Fund's investments in domestic and foreign fixed-income securities may include investments in noninvestment-grade securities, sometimes referred to as “high-yield” securities or “junk bonds,” which may include securities with any credit rating or even securities the issuer of which is in default.
The Fund may invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in government securities, from time to time, that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.
The Adviser seeks to enhance the performance of the Fund's fixed-income portfolio by allocating more assets to the security types that the Adviser expects to offer the best balance between total return and risk. The Adviser may also seek to enhance the performance of the Fund's fixed-income portfolio by attempting to target a specific duration or maturity range for the Fund based upon its view of interest rates and other economic conditions. However, the Adviser is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the Fund.
As with the overall allocation process, the Adviser utilizes proprietary quantitative models based on market and economic factors and others to guide certain of its security selection decisions.
The Fund may use such derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instruments in an attempt to benefit from changes in the value of the underlying investment(s), to realize gains from trading a derivative contract or to hedge against potential losses. There can be no assurances that the Fund's use of derivative contracts or hybrid instruments will work as intended.
The Fund may invest in instruments, such as exchange-traded funds (ETFs) whose performance is determined by the price of an underlying commodity or commodity index. When selecting investments for the Fund, the Fund can invest in securities directly or in other investment companies, including, for example, funds advised by the Adviser or its affiliates (“Underlying Funds”). The Fund may also invest in hybrid instruments and real estate investment trusts (REITs) in any manner consistent with its investment strategy. The Fund may sell a security short in an effort to profit from a decline in the price of the security.
While the Fund seeks relative safety of capital compared to its benchmark, the Fund may not achieve this objective, and it is possible to lose money by investing in the Fund.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.
■	Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
■	Investment Style Risk. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Fund's style of investing, the Fund's Share price may lag that of other funds using a different investment style.
■	Risk Related to Company Capitalization. The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. The additional risks posed by small-cap and mid-cap companies could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-cap companies.

■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their government are likely to affect the level of interest rates.
■	Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
■	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
■	Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■	MBS Risk. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by government sponsored enterprises (GSEs) are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
■	Liquidity Risk. The equity and fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■	Risk Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater credit and liquidity risks than investment-grade securities.
■	Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the

Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
■	Leverage Risk. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
■	Exchange-Traded Funds Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
■	Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■	Risk of Investing in Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, whether in the United States or in foreign local markets, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■	Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its return as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■	Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets, including frontier markets, generally entail greater risks than securities issued or traded in developed markets. For example, the prices of such securities may be significantly more volatile than prices of securities in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. These same risks exist and may be greater in frontier markets.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments, may from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.
■	Risk of Investing in Commodities. Because the Fund may invest in investments or exchange-traded funds whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks including regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
■	Short Selling Risk. The Fund may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market at a future date. The security is then repurchased by the Fund and returned to the lender. Short selling allows an investor to profit from declines in the prices of securities. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a loss for the Fund. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
■	Underlying Fund Risk. The risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.
■	Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple factors using large data sets. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The performance information (Bar Chart and Average Annual Total Return Table) shown below for periods prior to September 5, 2008, reflects historical performance data for Federated Stock and Bond Fund, Inc. (the “Predecessor Fund”) prior to its reorganization into Federated Asset Allocation Fund

(formerly, Federated Stock and Bond Fund) as of the close of business on September 5, 2008. The Fund is the successor to the Predecessor Fund pursuant to the reorganization. Prior to the date of the reorganization, the Fund did not have any investment operations.
The bar chart and performance table below reflect historical performance data for the Fund, as described above. The Fund's Class T Shares (“T class”) has not yet commenced operations. The Fund currently offers six other classes of shares: Class A Shares (“A class”), Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares.
The T class performance information shown below is for the Fund's A class and has not been adjusted since the T class is expected to have the same net expense ratio as the A class.
The bar chart and performance table below are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's T class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's T class highest quarterly return was 11.60% (quarter ended June 30, 2009). Its lowest quarterly return was (12.06)% (quarter ended December 31, 2008).
Average Annual Total Return Table
The Fund's T class has not yet commenced operations. The T class performance information shown below is for the Fund's A class as described above.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's T class to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
(For the Period Ended December 31, 2017)
	1 Year	5 Years	10 Years
T:
Return Before Taxes	10.60%	6.04%	4.21%
Return After Taxes on Distributions	9.89%	4.50%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares	5.98%	4.31%	3.10%
Standard & Poor's 500 Index[1] (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Blended Index[3] (reflects no deduction for fees, expenses or taxes)	17.09%	6.81%	4.32%
Morningstar World Allocation Funds Average[4]	14.79%	5.90%	4.22%
1	The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3	The Blended Index is a custom blended index comprised of 60% of the MSCI All Country World Index and 40% of the Bloomberg Barclays Global Aggregate Index. The MSCI All Country World Index captures large- and mid-cap representation across 23 developed markets countries and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The Bloomberg Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Fund Management
The Fund's Investment Adviser is Federated Global Investment Management Corp. The Fund's Sub-Adviser is Federated Investment Management Company.
Timothy H. Goodger, Senior Portfolio Manager, has been the Fund's portfolio manager since August 2007.
John F. Sherman, CFA, Senior Portfolio Manager, has been the Fund's portfolio manager since August 2017.
Randy T. O'Toole, CFA, Portfolio Manager, has been the Fund's portfolio manager since January 2016.
Steven A. Chiavarone, CFA, Portfolio Manager, has been the Fund's portfolio manager since January 2017, and served as associate portfolio manager since January 2016.
Ihab Salib, Senior Portfolio Manager, has been the Fund's portfolio manager since December 2012.

Chengjun (Chris) Wu, CFA, Portfolio Manager, has been the Fund's portfolio manager since April 2014.
purchase and sale of fund shares
You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange is open. Shares may not be exchanged for shares of another Federated fund. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
The minimum investment amount for the Fund's T class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Global Allocation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-1
CUSIP 314183708
Q453592 (1/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.